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                                                                       Exhibit 9

                                                               December 13, 1995

Board of Directors
NAI Technologies, Inc.
2405 Trade Centre Avenue
Longmont, Colorado  80503


Gentlemen:


         I hereby tender my resignation as a director of NAI Technologies, Inc., effective at such time as the first closing occurs under the Placement Agency Agreement to be entered into by the company and Commonwealth Associates.


                                              Sincerely,

                                              Robert D. Rosenthal

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